CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

     Shelby Phillips, General Manager and Chief Executive Officer, and Janet Robinson, Chief Financial Officer of Mimbres Valley Farmers Association, Inc. (the "Company") each certify in his or her capacity as an officer of the Company that he or she has reviewed the Annual Report of the Company on Form 10-KSB for the fiscal year ended June 30, 2003 and that to the best of his or her knowledge:

     1. the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The  purpose  of  this  statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.




September  29,  2003
                                        ---------------------------------------
                                        Shelby  Phillips
                                        President and Chief Executive Officer




September  29,  2003
                                        ---------------------------------------
                                        Janet  Robinson
                                        Chief  Financial  Officer